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                                                                    Exhibit 23.4

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 7, 1999 for the Financial Statements of Windsong, Inc. in the Registration Statement (Form S-1--No. 333-74439) and related prospectus of The Pietrafesa Corporation for the registration of 4,658,333 shares of its common stock.

                                         /s/ Weissbarth, Altman & Michaelson LLP

New York, New York
August 5, 1999